UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 17, 2025

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18390 NE 68th Street

Redmond, Washington 98052

(Address of principal executive offices) (Zip code)

(425) 936-6847

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MVIS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2025, Anubhav Verma, the Chief Financial Officer of MicroVision, Inc. (the “Company”), resigned from his position with the Company, effective no later than December 31, 2025 (the “Effective Date”). Mr. Verma’s resignation from the Company was not the result of any disagreement with the Company on any matter relating to its financial statements, internal control over financial reporting, operations, policies, or practices.

In connection with Mr. Verma’s departure, the Company’s Board of Directors (the “Board”) appointed Stephen Hrynewich, currently the Company’s Vice President, Global Finance & Operations, to serve as Interim Chief Financial Officer as of the Effective Date.

Mr. Hrynewich, age 59, has served as the Company’s Vice President, Global Finance & Operations since August 2023. Prior to that, starting 2021, Mr. Hrynewich served as Director, Corporate Finance at Lucid Group, Inc., with previous finance roles at Republic Services from 2018 to 2020, as well as several automotive OEMs, including General Motors, Nissan North America, Mazda Motor Corporation, and Ford Motor Company.

The Board also designated Mr. Hrynewich as the Company’s principal financial officer and principal accounting officer, effective as of the Effective Date. There are no family relationships between Mr. Hrynewich and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has initiated a search to identify a permanent Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Drew G. Markham
Drew G. Markham
Senior Vice President, General Counsel and Secretary

Dated: November 21, 2025